                            SCHEDULE 14A INFORMATION


                                 PROXY STATEMENT
        PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Section 240.14a-12

                            BULLION RIVER GOLD CORP.
                            ------------------------
                (Name of registrant as Specified in its Charter)

                                       N/A
                                       ---
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:
                                                                    ----------

(2) Aggregate number of securities to which transaction applies:
                                                                 -------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
                                             ---------------------------------

(4) Proposed maximum aggregate value of transaction:
                                                     -------------------------

(5) Total fee paid:
                    ----------------------------------------------------------
[ ] Fee paid previously by written preliminary materials
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
                            -------------

(2) Form, Schedule or Registration Statement No.:
                                                  -----------------

(3) Filing Party:
                  ----------------

(4) Date Filed:
                ---------------

                            BULLION RIVER GOLD CORP.

                         3500 Lakeside Court, Suite 200
                               Reno, Nevada 89509
                                  (775)324-4881

                                 PROXY STATEMENT

                      Annual Meeting of Common Stockholders
                          to be held December 12, 2006

Purpose.
--------

     This Proxy Statement is being furnished to the common stockholders of Bullion River Gold Corp., a Nevada corporation (the "Company"), to inform them of an annual meeting of common stockholders. This meeting (referred to herein as the "Meeting") will be held on December 12, 2006, at the Peppermill Hotel, 2707 South Virginia, Reno, Nevada , at 10:00 a.m. local time. Only common stockholders of record at the close of business on November 2, 2006 (the "Record Date") will be entitled to receive this Proxy Statement and to vote at the Meeting. This Proxy Statement and the Notice of Special Meeting are first being mailed to the Company's common stockholders on or about November 13, 2006.

     The matters to be submitted to a vote of the stockholders at the Meeting are as follows:

     1. The names of each of the Company's current directors will be submitted to the stockholders at the Meeting for the purpose of a vote to retain each director to serve for a period of one year.

     2. To approve H J & Associates as the Company's independent auditors for the coming year.

     3. To approve the Company's Stock Incentive Plan (the "Incentive Plan").

     The Nevada Revised Statutes (the "Nevada Statutes") require the approval of stockholders who hold at least a majority of the voting power present at a meeting at which a quorum is present to effectuate all of the proposals. See the caption "Voting Procedures," herein.

     This solicitation is being made by the Company and it will bear the cost of preparing, printing and mailing each of these documents and of the solicitation of proxies. Solicitation will be made by mail. The Company will request brokers, custodians, nominees and other like parties to forward copies of proxy materials to beneficial owners of the Company's common stock and will reimburse such parties for their reasonable and customary charges or expenses in this regard.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF EACH OF THE AFOREMENTIONED PROPOSALS.

Record Date and Outstanding Shares.
-----------------------------------

     The Board of Directors has fixed November 2, 2006, as the Record Date for the determination of holders of entitled to notice of and to vote at the Meeting and any adjournment thereof. At the close of business on that date there were 58,142,970 shares of common stock outstanding and entitled to vote. Holders of common stock will be entitled to one vote per share held and will not be entitled to cumulative voting.

Proxies and Revocability of Proxies.
------------------------------------

     The enclosed proxy is being solicited by the Board of Directors for use at the Meeting and any adjournments thereof and will not be voted at any other meeting. All proxies that are properly executed, received by the Company prior to or at the Meeting, and not properly revoked will be voted at the Meeting or any adjournment thereof in accordance with the instructions given therein.

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (i) filing with Peter M. Kuhn, the Company's Chief Executive Officer, at or before the taking of the vote at the Meeting, a written notice of revocation bearing a later date than the date of the proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Chief Executive Officer of the Company before the Meeting; or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute a revocation of a proxy). Any written notice revoking a proxy should be sent to 3500 Lakeside Court, Suite 200, Reno Nevada 89505, Attention: Peter M. Kuhn, or hand delivered to Mr. Kuhn, at or before the taking of the vote at the Meeting.

Dissenters' Rights of Appraisal.
--------------------------------

     The Nevada Statutes do not provide any dissenter's rights with respect to any of the above-referenced proposals. Therefore, no dissenter's rights of appraisal will be given in connection with any of these matters.

Interest of Certain Persons in Matters to be Acted Upon.
--------------------------------------------------------

     Except as stated below, and the fact that each nominee to become a director will be so elected, no director, executive officer, nominee to become such, or any associate of any of the foregoing persons, has any substantial interest, direct or indirect, by security holdings or otherwise, in any of the above-referenced proposals which is not shared by all other stockholders, pro rata, and in accordance with their respective interests in the Company.

     Due to their status as directors and/or executive officers of the Company, Peter M. Kuhn, Susan Jeffs, Nancy B. Huber, Lester Knight and Glenn Blachford may be entitled to receive options under our Incentive Plan. Because the Incentive Plan is only available to employees, directors, consultants and advisors of the Company, these persons will be able to participate in the Incentive Plan, whereas stockholders who are not also employees, directors, consultants or advisors of the Company will not be eligible to participate. As of the date hereof, it has not yet been determined how many options, if any, Mr. Kuhn, Ms. Jeffs, Ms. Huber, Mr. Knight and Mr. Blachford may be granted under the Incentive Plan.

Voting Securities and Principal Holders Thereof.
------------------------------------------------

     As of November 2, 2006, the Record Date for the determination of holders of the Company's entitled to notice of and to vote at the Meeting and any adjournment thereof, a total of 58,142,970 shares of common stock were outstanding; such shares are entitled to a total of 58,142,970 votes on the matters to be voted on at the Meeting.

     The following table sets forth the shareholdings of the Company's directors and executive officers and those persons who owned more than five percent of the Company's as of the Record Date:

                 Name and Address of  Amount and Nature of     Percent of
Title of Class    Beneficial Owner    Beneficial Owner(1)       Class(2)
--------------    ----------------    -------------------       --------

common shares  Peter M. Kuhn               1,015,000               1.74%
               3500 Lakeside Court
               Suite 200
               Reno, Nevada 89509

common shares  Susan Jeffs                       -0-               0.00%
               3500 Lakeside Court
               Suite 200
               Reno, Nevada 89509

common shares  Nancy B. Huber                    -0-               0.00%
               3500 Lakeside Court
               Suite 200
               Reno, Nevada 89509

common shares  Lester Knight                  10,000               0.02%
               3500 Lakeside Court
               Suite 200
               Reno, Nevada 89509

common shares  Glenn Blachford                30,000               0.05%
               3500 Lakeside Court
               Suite 200
               Reno, Nevada 89509

common shares  Directors and Executive
               Officers (as a group)       1,055,000               1.81%


common shares  Blue Velvet Capital         5,833,326              10.00%
               Ellen L. Skelton Building
               4 th Floor, P.O. Box 3444
               Roadtown, Tortola, BVI

common shares  Elton Participation Group  12,333,333.67           20.38% (3)
               c/o Morgan & Morgan Trust
               Corp. Ltd
               Pasea Estate, Road Town
               Tortola, BVI

(1) Except as indicated, the listed beneficial owners have no right to acquire any shares within 60 days of the date hereof from options, warrants, rights, conversion privileges or similar obligations excepted as otherwise noted.

(2) Based on 58,142,970 common shares issued and outstanding as of November 2, 2006.

(3) The percentage ownership for this beneficial owner is calculated based on 58,142,970 outstanding shares and assumes that all of the common stock that could be acquired by such beneficial owner within 60 days by warrant exercise or otherwise(an aggregate of 5,333,333.67 shares) has in fact been acquired and that no other stockholder has exercised a similar right to acquire additional shares.

                    PROPOSAL 1   ELECTION OF DIRECTORS

     The Board of Directors of the Company consists of three directors, as follows: Peter M. Kuhn; Susan Jeffs; and Lester Knight.

     Unless directed otherwise, proxies received from stockholders will be voted FOR election of each of these nominees. Each of these nominees presently serves on the Company's Board of Directors.

     If any nominee is unable to stand for election, the shares represented by all valid proxies will be voted for the election of such substitute nominee as the Board of Directors may recommend. The Company is not aware of any nominee that is or will be unable to stand for election.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL OF THE NOMINEES NAMED ABOVE FOR DIRECTORS OF THE COMPANY.

Business Experience.
--------------------

     Peter M. Kuhn - Mr. Kuhn (age 51) has been a director and the CEO of Bullion River Gold since December 2003. Mr. Kuhn has been the sole director and officer of each of its five subsidiaries since December 2003. Mr. Kuhn received a Masters of Engineering Degree (M.E.) from Technical University of Clausthal (Germany) in 1983 and has been an engineer since 1983. Mr. Kuhn has more than 30 years' experience in the mineral exploration and mining industry. Since May 2001, Mr. Kuhn has worked as a mining consultant. From November 1999 to April 2001, Mr. Kuhn was the President of BLM Service Group, providing management and supervisory services. From August 1987, to October 1999, Mr. Kuhn worked for Thyssen Mining Construction of Canada, providing management services and supervision and was responsible for the direction of the company.

     Susan Jeffs - Ms. Jeffs (age 57) has been a director of Bullion River Gold since July 2005. Ms. Jeffs received her Bachelor of Laws from the University of British Columbia and practiced law for several years in Vancouver until moving to London in 2002. Ms. Jeffs' area of practice was primarily securities and finance for clients involved in natural resource exploration and development, telecommunications, technology and software, real estate, and infrastructure development. She has been a director for a number of companies involved in mineral exploration. Before practicing law, she organized and administered companies in the start-up phase and was involved in the administration of real estate developments in British Columbia, Alberta, Washington, California, and Hawaii. In London, Ms. Jeffs is in-house legal consultant for an oil and gas company and for an Internet retail company.

     Lester Knight - Mr. Knight (age 47) was appointed to the Board of Directors of Bullion River Gold in January of 2006 as a non-executive director. Additionally, Mr. Knight serves as Vice President of Finance and Chief Financial Officer for Monarch Resources Limited, an investment company registered in Bermuda. Mr. Knight is a 1985 graduate of San Diego State University and holds a B.S. degree in Finance and a Masters degree in Global Management. Mr. Knight has over 16 years experience in the gold mining industry, primarily in Nevada and California.

Significant Employees.
----------------------

     Other than its executive officers, Bullion River does not have any employees who are expected to make a significant contribution to its business.

Family Relationships.
---------------------

     There are no family relationships between any directors or executive officers.

Involvement in Certain Legal Proceedings.
-----------------------------------------

     During the past five years, no present or former director, executive officer or person nominated to become a director or an executive officer of our
Company:

     (1) was a general partner or executive officer of any business against which any bankruptcy petition was filed, either at the time of the bankruptcy or two years prior to that time, except as listed below;

     On April 11, 2005, Eagle Picher Holdings, Inc., and several of its affiliates filed for Chapter 11 reorganization. Ms. Huber was the Vice President of Finance for one of the affiliates, Eagle Picher Filtration and Minerals, Inc., at this time.

     (2) was convicted in a criminal proceeding or named subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

     (3) was subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or

     (4) was found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

     No director, executive officer or other person who may be deemed to be an "affiliate" of the Company or owner of record or beneficially of more than five percent of its outstanding securities is a party adverse to the Company or has a material interest adverse to it in any proceeding.

Transactions with Management and Others.
----------------------------------------

     No member of management, executive officer or security holder has had any direct or indirect interest in any transaction to which Bullion River Gold or any of its subsidiaries was a party, with the exception of the following: Loan Agreements with Centennial Development Company - Centennial Development Company is controlled by the Company's President, Peter Kuhn.

     On October 23, 2006, the company received $75,000 from Susan Jeffs, a company board member, for her participation in a convertible debenture the company is currently financing. It is expected that this financing will be completed by the date of the shareholder meeeting.

     At June 30, 2005, the Company had a short term loan payable totaling $15,000 with Kristie Kuhn, wife of the Company's President Peter Kuhn. This loan was paid in full on November 2, 2005.

     On June 22, 2005, the Company entered into a short term loan totaling $15,000 with Centennial Development Company. This loan was interest free and unsecured. This loan was paid in full on October 24, 2005.

     On June 30, 2005, the Company entered into a short term loan totaling $55,000 with Centennial Development Company. This loan was interest free and unsecured. This loan was paid in full on November 9, 2005.

     On July 11, 2005, the Company entered into a 30-day free interest in the amount of $15,000 with Centennial Development Company. The interest was 1.5% monthly. This loan was paid in full on November 9, 2005.

     On July 18, 2005, the Company entered into a 30-day free interest in the amount $32,000 with Centennial Development Company. The interest was 1.5% monthly. This loan was paid in full on November 9, 2005.

     On July 29, 2005, the Company entered into a 30-day free interest in the amount $32,000 with Centennial Development Company. The interest is 1.5% monthly. This loan was paid in full on December 1, 2005.

     On August 5, 2005, the Company entered into a loan agreement with Centennial Development Company in the amount of $500,000 due on December 31, 2005. Terms were zero days free interest, interest accruing at 1.15% per month, $25,000 loan fee. This loan principal and fees were paid in full on October 21, 2005. Interest of $13,453.21 was paid on January 3, 2006.

     On August 31, 2005, the Company entered into a 30-day free interest in the amount of $30,000 with Centennial Development Company. The interest was 1.5% monthly. This loan was paid in full on December 1, 2005.

     On September 6, 2005, the Company entered into a 30-day free interest in the amount of $25,000 with Centennial Development Company. The interest is 1.5% monthly. This loan was paid in full on December 1, 2005.

     On September 13, 2005, the Company entered into a 30-day free interest in the amount of $6,000 with Centennial Development Company. The interest is 1.5% monthly. This loan was paid in full on December 1, 2005.

     On September 23, 2005, the Company entered into a 30-day free interest in the amount of $50,000 with Centennial Development Company. The interest is 1.5% monthly. This loan was paid in full on December 1, 2005.

Assignment Agreements with Golden Spike Mining

     On January 9, 2004, Antone Canyon Mining Corp. entered into an assignment agreement with Golden Spike Mining for the assignment of an option agreement for 60 unpatented mineral claims. Peter M. Kuhn is the President of both Bullion River Gold and Antone Canyon Mining Corp., and the sole director and officer and majority owner of Golden Spike Mining.

     On February 18, 2004, Corcoran Canyon Mining Corp. entered into an assignment agreement with Golden Spike Mining for the assignment of an option agreement for 41 unpatented mineral claims. Peter M. Kuhn is the president of both Bullion River and Corcoran Canyon Mining Corp., and the sole director and officer and majority owner of Golden Spike Mining.

     On February 19, 2004, Cimarron Mining Corp. entered into an assignment agreement with Golden Spike Mining for the assignment of an option agreement for 30 unpatented mineral claims. Peter M. Kuhn is the President of both Bullion River and Cimarron Mining Corp., and the sole director and officer and majority owner of Golden Spike Mining.

     On February 20, 2004, Thomas Creek Mining Corp. entered into an assignment agreement with Golden Spike Mining for the assignment of an option agreement for 76 unpatented mineral claims. Peter M. Kuhn is the President of both Bullion River and Thomas Creek Mining Corp., and the sole director and officer and majority owner of Golden Spike Mining.

     On February 23, 2004, North Fork Mining Corp. entered into an assignment agreement with Golden Spike Mining for the assignment of an option agreement for 42 unpatented mineral claims. Peter M. Kuhn is the President of both Bullion River and North Fork Mining Corp., and the sole director and officer and majority owner of Golden Spike Mining.

Certain Business Relationships.
-------------------------------

     Except as noted above, during the past two years, there were no material transactions, series of similar transactions, currently proposed transactions, or series of similar transactions, to which Bullion River Gold or any of its subsidiaries was or is to be a party, in which the amount involved exceeded $60,000 and in which any director or executive officer, or any security holder who is known to Bullion River Gold to own of record or beneficially more than five percent of our common stock, or any member of the immediate family of any of the foregoing persons, had a material interest.

Indebtedness of Management.
---------------------------

     Except as noted above, during the past two years, there were no material transactions, series of similar transactions, currently proposed transactions, or series of similar transactions, to which Bullion River Gold or any of its subsidiaries was or is to be a party, in which the amount involved exceeded $60,000 and in which any director or executive officer, or any security holder who is known to Bullion River Gold to own of record or beneficially more than five percent of the our common stock, or any member of the immediate family of any of the foregoing persons, had a material interest.

Parents of the Issuer.
----------------------

     Bullion River has no parents.

Compliance with Section 16(a) of the Exchange Act
-------------------------------------------------

     To the Company's knowledge, all Section 16(a) reports were filed with the Securities and Exchange Commission on a timely basis, and Bullion River Gold is not aware of any failures to file a required report, with the exception of the following:

     Blue Velvet Capital failed to file a Form 5 (Annual Statement of Beneficial Ownership). The other affiliates, in lieu of filing a Form 5, provided Bullion River Gold with a written representation that a Form 5 was not required.

     The Company failed to file a Form 3 (Initial Statement of Beneficial Ownership) for Dan Graves, our former CFO, at the time of his employment in January 2005. The Company filed this Form 3 on February 15, 2006.

     The Company failed to file a Form 3 for Lester Knight, director, at the time of his appointment on January 17, 2006. The Company filed this Form 3 on February 15, 2006. Mr. Knight owns 10,000 shares of the Company's outstanding shares of common stock.

     The Company failed to file a Form 3 for Susan Jeffs, director, at the time of her appointment on July 18, 2005. The Company filed this Form 3 on April 26, 2006. Ms. Jeffs does not own any shares of the Company's common stock.

     The Company failed to file a Form 3 for Nancy B. Huber, its Chief Financial Officer, at the time of her appointment. Management expects that this Form 3 will be filed prior to the date of the Meeting.

Committees.
-----------

     Bullion River Gold has no financial expert on its Board of Directors. Management believes the cost related to retaining a financial expert at this time is prohibitive. Further, because of Bullion River Gold's limited operations, management believes the services of a financial expert are not warranted.
     At its meeting held in May, 2006, the Board of Directors of Bullion River Gold approved a separately-designated standing audit committee consisting of Susan Jeffs and Lester Knight, both of whom meet the independent requirements for an audit committee member. Bullion River Gold's audit committee is responsible for: (1) selection and oversight of our independent accountant; (2) establishing procedures for the receipt, retention and treatment of complaints regarding accounting, internal controls and auditing matters; (3) establishing procedures for the confidential, anonymous submission by our employees of concerns regarding accounting and auditing matters; (4) engaging outside advisors; and, (5) funding for the outside auditory and any outside advisors engagement by the audit committee. Bullion River Gold has adopted an audit committee charter.

Disclosure Committee and Charter.
---------------------------------

     Bullion River Gold has a disclosure committee and has adopted a disclosure committee charter. Bullion River Gold's disclosure committee is comprised of all of its officers and directors. The purpose of the committee is to provide assistance to the CEO and the CFO in fulfilling their responsibilities regarding the identification and disclosure of material information about Bullion River Gold and the accuracy, completeness and timeliness of Bullion River Gold's financial reports.

Executive Compensation.
-----------------------

     The following table sets forth the aggregate compensation paid by the Company for services rendered during the periods indicated:

                           Summary Compensation Table
                           --------------------------

                           SUMMARY COMPENSATION TABLE

                             Long Term Compensation

                    Annual Compensation   Awards        Payouts

(a)             (b)   (c)   (d)   (e)   (f)    (g)        (h)    (i)

                                               Secur-
                                               ities             All
Name and   Year or               Other  Rest-  Under-     LTIP  Other
Principal  Period   Salary Bonus Annual ricted lying      Pay-  Comp-
Position   Ended      ($) ($)(1)  Compen-Stock Options    outs  ensat'n
-----------------------------------------------------------------------
Peter M. Kuhn  2005 100,000   nil  nil    nil  nil         nil  nil
CEO            2004  15,000   nil 59,000  nil  nil         nil  20,546
               2003  12,500   nil  nil    nil  nil         nil  nil

Dan Graves     2005  99,867   n/a  n/a    n/a  n/a         n/a  n/a
Former CFO     2004   n/a     n/a  n/a    n/a  n/a         n/a  n/a
               2003   n/a     n/a  n/a    n/a  n/a         n/a  n/a

Glenn
Blachford      2005  96,000   nil  nil    nil  nil         nil  nil
VP Engineering 2004   nil     nil 80,000  nil  nil         nil  34,967
               2003   n/a     n/a  n/a    n/a  n/a         n/a  n/a

Jake Margolis  2005  60,800   nil  nil    nil  nil         nil  nil
Former VP of   2004   nil     nil 75,500  nil  nil         nil  80,163
               2003   n/a     n/a  6,000  n/a  n/a         n/a  n/a

Gerry Karpinka 2005   n/a     n/a  n/a    n/a  n/a         n/a  n/a
Former         2004   n/a     n/a  n/a    n/a  n/a         n/a  n/a
President      2003   nil     nil  nil    nil  nil         nil  nil

Colin Mills    2005   n/a     n/a  n/a    n/a  n/a         n/a  n/a
Former CFO     2004   n/a     n/a  n/a    n/a  n/a         n/a  n/a
               2003   nil     nil  nil    nil  nil         nil  nil


     With the exception of our Stock Incentive Plan, which our Board of Directors adopted on September 29, 2006, since Bullion River Gold's inception, no stock options, stock appreciation rights, or long-term incentive plans have been granted, exercised or re-priced.

Compensation of Directors.
--------------------------

     Currently, there are no arrangements between the Company and any of its directors, or between the Company's subsidiaries and any of its directors, whereby such directors are compensated for: (1) any services provided as directors; (2) termination of employment as a result of resignation, retirement or change of control; or (3) a change of responsibilities following a change of control.

Employment Contracts and Termination of Employment and Change-in-Control Arrangements.
-------------

     Bullion River Gold and Centennial Development Company, a company of which Peter Kuhn owns a majority of the voting shares, verbally agreed that Mr. Kuhn would provide management services to Bullion River Gold for a management fee of $5,000 per month until April 15, 2004. At that time, the terms of the agreement were renegotiated to $7,500. Bullion River Gold was also obligated to reimburse Centennial Development Company for any reasonable business related expenses. Either party was able to terminate the agreement at any time. The agreement did not provide for any specific compensation in the event of: (1) resignation; (2) retirement; (3) other termination of the agreement; (4) a change of control of Bullion River Gold; or (5) a change in Mr. Kuhn's responsibilities following a change in control. As of December, 2005, Mr. Kuhn was hired as Bullion River's president at the rate of $10,000 per month.

     On March 16, 2005, Bullion River Gold paid Golden Spike Mining $42,000 for professional services rendered on the Antone Canyon Property, the Corcoran Canyon Property and the North Fork Property. Golden Spike Mining is owned by Peter Kuhn.

     On March 21, 2005, Bullion River Gold paid Victor Bradley, a former director, $75,000 for professional services related to fund raising, engineering, mineralization analysis and investor communications for the period January 1, 2005, to March 31, 2005.

     On December 1, 2003, Bullion River Gold and Jacob Margolis entered into a consulting agreement that expired on May 31, 2004. Mr. Margolis was paid $6,000 per month for acting as a geological consultant to Bullion River Gold and was reimbursed for all reasonable and necessary expenses incurred in the performance of his duties and as approved by the President of Bullion River Gold. This agreement was renegotiated in early April 2004. As a result, Mr. Margolis was hired as the V.P. of Exploration and placed on payroll as of May 1, 2004. Mr. Margolis also received 30,000 restricted common shares and is entitled to participate in any future stock option plans of Bullion River and may qualify for further bonuses such as finder's fees. In August of 2005, Mr. Margolis resigned.

     In late 2003, Bullion River Gold and Glenn Blachford verbally agreed that Mr. Blachford would provide consulting services to prepare the underground rehabilitation and drilling program on the North Fork Property. Mr. Blachford was paid $6,000 per month through April 30, 2004, for providing the consulting services and is entitled to participate in any future stock option plans of Bullion River Gold. On May 1, 2004, Mr. Blachford was hired as the V.P. of Engineering for Bullion River Gold to provide engineering guidance to all of the Company's properties. As of December 31, 2005, Mr. Blachford's salary is $8,000 per month.

     There are no other employment agreements between Bullion River Gold or its subsidiaries and any named executive officer, and there are no employment agreements or other compensating plans or arrangements with regard to any named executive officer that provide for specific compensation in the event of resignation, retirement, other termination of employment, a change of control of Bullion River Gold, or from a change in a named executive officer's responsibilities following a change in control.

     Bullion River Gold currently provides health insurance for the above employees, but presently does not have pension, annuity, insurance, stock options, profit sharing or similar benefit plans, with the exception of the Incentive Plan; however, Bullion River Gold may adopt such plans in the future. There are presently no other personal benefits available to any employees.

PROPOSAL 2 - TO APPROVE H J & ASSOCIATES AS THE COMPANY'S INDEPENDENT
                          AUDITORS FOR THE COMING YEAR

     The Company's Audit Committee has selected H J & Associates to serve as independent auditors for all audit work associated with the Company's financial statements for the year ended December 31, 2006. H J & Associates has served as the Company's independent auditor since February 15, 2006, and audited the Company's financial statements for the calendar year ended December 31, 2005. The Company does not expect that any representative of H J & Associates will be present at the Meeting.

Changes in Registrant's Certifying Accountant.
----------------------------------------------

     Effective as of February 7, 2006, Hall & Company ("Hall") resigned as the Company's independent registered public accounting firm for the year ended December 31, 2005. The reports by Hall with respect to the Company's financial statements for each of the years ended December 31, 2003, and 2004, did not contain any adverse opinion or disclaimer of opinion and were not modified as to uncertainty, audit scope or accounting principles.

     During the fiscal years ended December 31, 2003, and 2004, and any subsequent interim period through the date of resignation, January 1, 2005 through February 7, 2006, there were no disagreements between the Company and Hall on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its reports.

     During the fiscal years ended December 31, 2003, and 2004, and through the date hereof, Hall did not advise the Company with respect to any matters described in paragraphs (a)(1)(B)(1) through (3) of Item 304 of Regulation S-B of the Securities and Exchange Commission.

Independent Public Accountant's Fees and Services.
--------------------------------------------------

     The following is a summary of the fees billed to Bullion River Gold by H J & Associates, and our prior auditor, Hall, during the calendar years ended December 31, 2005, and December 31, 2004:

(a)  Audit Fees

     The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for Bullion River Gold's audit of annual financial statements and for review of financial statements included in Bullion River Gold's Forms 10-QSB or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were:

     2005 - $19,450 - HJ & Associates, LLC
     2005 - $27,627 - Hall & Company, Certified Public Accountants Inc. 2004 - $59,880 - Hall & Company, Certified Public Accountants Inc.

(b)  Audit-Related Fees

     The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountants that are reasonably related to the performance of the audit or review of Bullion River Gold's financial statements and are not reported in the preceding paragraph were:

     2005 - $0 - HJ & Associates, LLC.
     2005 - $0 - Hall & Company, Certified Public Accountants Inc. 2004 - $0 - Hall & Company, Certified Public Accountants Inc.

(c)  Tax Fees

     The aggregate fees billed in each of the last two fiscal years for professional services rendered by the Company's principal accountants for tax compliance, tax advice, and tax planning were:

     2005 - $0 - HJ & Associates, LLC.
     2005 - $11,394 - Hall & Company, Certified Public Accountants Inc. 2004 - $3,256 - Hall & Company, Certified Public Accountants Inc.

(d)  All Other Fees

     The aggregate fees billed in each of the last two fiscal years for the products and services provided by the Company's principal accountants, other than the services reported in paragraphs (1), (2), and (3) above were:

     2005 - $0 - HJ & Associates, LLC.
     2005 - $0 - Hall & Company, Certified Public Accountants Inc. 2004 - $0 - Hall & Company, Certified Public Accountants Inc.

(e) Bullion River Gold's audit committee's pre-approval policies and procedures described in paragraph (c)(7)(i) of Rule 2-01 of Regulation S-X were that the audit committee pre-approve all accounting related activities prior to the performance of any services by any accountant or auditor.

(f) The percentage of hours expended on the principal accountant's engagement to audit Bullion River Gold's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full time, permanent employees was nil.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE HOLDERS VOTE TO APPROVE H J & ASSOCIATES AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE COMING YEAR.

     PROPOSAL 3 - TO APPROVE THE COMPANY'S STOCK INCENTIVE PLAN

     The Company's Board of Directors has adopted the Incentive Plan, which reserves four million shares of common stock for issuance to the directors, officers, employees and consultants of the Company, with no one person to receive more than 500,000 shares in any one-year period. The selection of eligible persons is left to the sole discretion of the Board of Directors. As of the date hereof, the Board of Directors estimates that approximately 93 persons are currently eligible to participate in the Incentive Plan.

     The Incentive Plan provides for the granting of Incentive Stock Options and Non-Qualified Stock Options. Incentive Stock Options shall have an exercise price equal to or greater than the fair market value of the common stock subject to the option as of the date of the grant of the option. Non-Qualified Stock Options may have an exercise price equal to, greater than or less than the fair market value of the common stock subject to the option as of the date of the grant of the option. As of the Record Date, the closing bid price of the Company's common stock on the OTC Bulletin Board of the National Association of Securities Dealers, Inc., was _____.

     No option may have a term of more than 10 years. The restrictions imposed on shares granted under a Restricted Stock Award shall lapse in accordance with the vesting requirements specified by the Board in the award agreement. Such vesting requirements may be based on the continued service of the participant with the Company or its subsidiaries for a specified time period (or periods) or on the attainment of specified performance goals established by the Board in its discretion. If the vesting requirements of a Restricted Stock Award shall not be satisfied, the award shall be forfeited and the shares of common stock subject to the award shall be returned to the Company. Notwithstanding the foregoing, the Board may accelerate the vesting of a Restricted Stock Award at any time.

     If an optionee ceases to be a director, officer or employee of the Company, any option shall terminate three months after that person's termination, provided that the period shall be one year in the case of termination due to disability, and the option shall terminate immediately if the optionee is terminated for cause.

     Options shall be exercised by payment to be made by delivery to the Company of cash or either (a) shares of held by the participant for at least six months;
(b) any combination of cash and common stock; or (c) any other consideration that the Board deems appropriate and in compliance with applicable law (including payment in accordance with a cashless exercise program under which, if so instructed by a participant, shares of common stock may be issued directly to the participant's broker or dealer upon receipt of an irrevocable written notice of exercise from the participant). In the event that any shares of are transferred to the Company to satisfy all or any part of the exercise price, the part of the exercise price deemed to have been satisfied by the transfer of shares of common stock shall be equal to the product derived by multiplying the fair market value as of the date of exercise times the number of shares of common stock transferred to the Company.

     The participant may not transfer to the Company in satisfaction of the exercise price any fractional share of common stock. Any part of the exercise price paid in cash upon the exercise of any option shall be added to the general funds of the Company and may be used for any proper corporate purpose. Unless the Board otherwise determines, any shares of common stock transferred to the Company as payment of all or part of the exercise price upon the exercise of any option shall be held as treasury stock.

     The Company shall be entitled, if the Board of Directors deems it necessary or desirable, to withhold (or secure payment from the participant in lieu of withholding) the amount of any withholding or other tax required by law to be withheld or paid by the Company regarding any amount payable and/or shares issuable under the participant's award or regarding any income recognized upon a disqualifying disposition (i.e., a disposition prior to the expiration of the required holding periods) of shares received pursuant to the exercise of an Incentive Stock Option, and the Company may defer payment of cash or issuance of shares upon exercise or vesting of an award unless indemnified to its satisfaction against any liability for any taxes. The amount of the withholding or tax payment shall be determined by the Board of Directors and shall be payable by the participant in cash at the time the Board determines; provided, however, that with the approval of the Board, the participant may elect to meet his or her withholding requirement, in whole or in part, by having withheld from the award at the appropriate time that number of shares of common stock, rounded up to the next whole share, the fair market value of which is equal to the amount of withholding taxes due. In the case of participants who are subject to
Section 16 of the Securities Exchange Act of 1934, as amended, the Board may impose such limitations and restrictions as it deems necessary or appropriate with respect to the delivery or withholding of shares of common stock to meet tax withholding obligations.

     In the event of a subdivision or consolidation of shares, including, but not limited to, a stock split, reverse stock split, recapitalization, continuation or reclassification, or the payment of a dividend, the number of shares subject to outstanding options shall be adjusted proportionately.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE HOLDERS OF THE COMMON STOCK VOTE TO APPROVE THE COMPANY'S STOCK INCENTIVE PLAN.

Other Matters.
--------------

     The Board of Directors is not aware of any business other than the aforementioned matters that will be presented for consideration at the Meeting. If other matters properly come before the Meeting, it is the intention of the person named in the enclosed proxy to vote thereon in accordance with his best judgment.

Deadline for Submitting Stockholder Proposals.
----------------------------------------------

     November 1, 2007, is the deadline for submitting stockholder proposals for inclusion in the Company's proxy statement and form of proxy for its next annual meeting. After November 1, 2007, notice of a stockholder proposal submitted outside the processes of Rule 14a-8 of the Securities and Exchange Commission shall be considered untimely.


     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO EXECUTE AND RETURN THE ENCLOSED PROXY IN THE REPLY ENVELOPE PROVIDED.


                                            By Order of the Board of Directors


November 1, 2006                            Peter M. Kuhn
                                            Director and Chief Executive
                                            Officer

APPENDIX A

                            BULLION RIVER GOLD CORP.

                         3500 Lakeside Court, Suite 200
                               Reno, Nevada 89509
                                  (775)324-4881

                 NOTICE OF ANNUAL MEETING OF COMMON STOCKHOLDERS
                         TO BE HELD ON DECEMBER 12, 2006




Dear Shareholders:

     An annual meeting of the holders of Bullion River Gold Corp., a Nevada corporation (the "Company"), will be held on December 12, 2006, at 10:00 a.m. local time, at the Peppermill Hotel, 2707 South Virginia, Reno, Nevada, for the following purposes:

     1. To elect all members of the Board of Directors.

     2. To approve H J & Associates as the Company's independent auditors for the coming year.

     3. To approve the Company's Stock Incentive Plan.

     4. To transact such other business as may properly come before the annual meeting and any adjournment or postponement thereof.

     Only shareholders of record at the close of business on November 2, 2006, will be entitled to receive this Proxy Statement and notice of the annual meeting or any adjournment or postponement thereof.

By Order of the Board of Directors,

/s/ Peter M. Kuhn

Peter M. Kuhn
Reno, Nevada
November 1, 2006

APPENDIX B


                                      PROXY
                    FOR THE ANNUAL MEETING OF STOCKHOLDERS OF
                            BULLION RIVER GOLD CORP.
                          TO BE HELD DECEMBER 12, 2006

     By completing and returning this Proxy to Bullion River Gold Corp. (the "Company"), you will be designating Peter M. Kuhn, the Chief Executive Officer of the Company, to vote all of your shares of the Company's common stock as indicated below.

     Please complete this Proxy by clearly marking the appropriate column(s), filling out the stockholder information and dating below, and return it to the Company in the enclosed self-addressed envelope.

     Matters of business are as follows:

     PROPOSAL 1 - Shall the following persons be elected to serve on the Company's Board of Directors until the next annual meeting of common stockholders?

     (1) Peter M. Kuhn            YES           NO          ABSTAIN

                                  ----          ----        ----

     (2) Susan Jeffs              YES           NO          ABSTAIN

                                  ----          ----        ----

     (3) Lester Knight            YES           NO          ABSTAIN

                                  ----          ----        ----


     PROPOSAL 2 - Shall the Company engage H J & Associates as its independent auditors for the coming year?

                                  YES           NO          ABSTAIN

                                  ----          ----        ----


     PROPOSAL 3 - Shall the Company adopt the Stock Incentive Plan reserving up to four million shares of its common stock for issuance to the directors, officers, employees and consultants of the Company?

                                  YES           NO          ABSTAIN

                                  ----          ----        ----


     The undersigned hereby acknowledges receipt of the Company's Proxy Statement dated November 1, 2006, and expressly revokes any and all proxies heretofore given or executed by the undersigned with respect to the shares of common stock represented in this Proxy. (Please sign exactly as your name appears on your stock certificate(s). Joint owners should both sign. If signing in a representative capacity, give full titles and attach proof of authority unless already on file with the Company.)

Dated: ________________, 2006.          _________________________________
                                        Name of stockholder (Please
                                        print legibly)

Number of shares: ____________          ___________________________________
                                        Signature

     As of November 2, 2006, which is the record date for determining the stockholders who are entitled to notice of and to vote at the Meeting, the Board of Directors of the Company is not aware of any other matters to be presented at the Meeting. If no direction is indicated on a proxy that is executed and returned to the Company, it will be voted "FOR" the election of each of the above-named persons as directors and "FOR" each of the other proposals set forth above. Unless indicated below, by completing and returning this Proxy, the stockholder grants Mr. Kuhn the discretion to vote in accordance with his best judgment on any other matters that may be presented at the Meeting.

     _____ Withhold discretion to vote on any other matter presented at the Meeting.

APPENDIX C


                            BULLION RIVER GOLD CORP.
                              STOCK INCENTIVE PLAN

                            Effective October 1, 2006

                                    Article I
                        Purpose and Adoption of the Plan
                        --------------------------------

     1.01 Purpose. The Bullion River Gold Corp. Stock Incentive Plan (the "Plan") is being adopted by the Company to assist it in attracting and retaining highly competent employees, directors, consultants and advisors; to act as an incentive in motivating selected employees, directors, consultants and advisors of the Company to achieve long-term corporate objectives; to allow those employees, directors, consultants and advisors to share the benefits of future growth in the value of the Company that they help to create by providing them with the opportunity to acquire shares of Common Stock; and to enable stock and stock option awards to qualify as performance-based compensation for purposes of the tax deduction limitations under Code Section 162(m). Certain Options granted under this Plan are intended to be Incentive Stock Options qualified under
Section 422 of the Code. The Plan also permits the grant of Nonqualified Stock Options.


     1.02 Adoption and Term. The Plan has been approved by the Board, to be effective as of October 1, 2006 (the "Effective Date"), but is subject to the approval of the shareholders of the Company. This Plan shall remain in effect until the tenth anniversary of the Effective Date, or until terminated by action of the Board, whichever occurs first.

                                Article II
                                Definitions
                                -----------

For the purposes of this Plan, capitalized terms shall have the following meanings:

     2.01 Affiliate. "Affiliate" means any entity that is controlled by, controlling or under common control with the Company, and shall include any parent corporation or subsidiary corporation of the Company, within the meaning of Code Section 424(f).

     2.02 Award. "Award" means any grant to a Participant of Non-Qualified Stock Options or Incentive Stock Options described in Article VI or Restricted Stock Awards described in Article VII.

     2.03 Award Agreement. "Award Agreement" means a written agreement between the Company and a Participant or a written notice from the Company to a Participant specifically setting forth the terms and conditions of an Award granted under the Plan.

     2.04 Beneficiary. "Beneficiary" means an individual, trust, or estate who or which, by a written designation of the Participant filed with the Company or by operation of law, succeeds to the rights and obligations of the Participant under the Plan and an Award Agreement upon the Participant's death.

     2.05 Board. "Board" means the Board of Directors of the Company. If one or more Committees have been appointed by the Board to administer the Plan, "Board" also means such Committee(s).

     2.06 Cause. "Cause" means a good faith determination by the Company that the Participant's services be terminated for any of the following reasons: (i) the Participant's willful act of fraud, embezzlement, dishonesty or other misconduct that materially damages the Company; (ii) the Participant's failure to perform his or her duties to the Company as directed by the Board, to follow Company policy as set forth in writing from time to time, or to follow the legal directives of the Company, in each case in a manner that results in material damage to the Company, that is not corrected within thirty (30) days following written notice thereof to the Participant by the Board, such notice to state with specificity the nature of the failure and the actions required of the Participant to rectify the failure; provided that if such failure cannot reasonably be corrected within thirty (30) days of written notice thereof, correction shall be commenced by the Participant within such period and may be corrected within a reasonable period thereafter; (iii) the Participant's misappropriation of any material assets of the Company; (iv) the Participant's conviction of, or a plea of "guilty" or "no contest" to, a felony under the laws of the United States or any state thereof; (v) the Participant's willful and material breach of any agreement with the Company, that is not corrected within thirty (30) days following written notice thereof to the Participant by the Board, such notice to state with specificity the nature of the breach and the actions required of the Participant to cure the breach; provided that if such breach cannot reasonably be corrected within thirty (30) days of written notice thereof, correction shall be commenced by the Participant within such period and may be corrected within a reasonable period thereafter; and (vi) the Participant's willful use or unauthorized disclosure of any proprietary information or trade secrets of the Company or any other party to whom the Participant owes an obligation of nondisclosure as a result of his or her relationship with the Company.

     2.07 Change in Control. "Change in Control" means a sale of all or substantially all of the Company's assets, or any merger or consolidation of the Company with or into another corporation other than a merger or consolidation in which the holders of more than fifty percent (50%) of the shares of capital stock of the Company outstanding immediately prior to such transaction continue to hold (either by the voting securities remaining outstanding or by their being converted into voting securities of the surviving entity) more than fifty percent (50%) of the total voting power represented by the voting securities of the Company, or such surviving entity outstanding immediately after such transaction.

     2.08 Code. "Code" means the Internal Revenue Code of 1986, as amended. References to a section of the Code include that section and any comparable section or sections of any future legislation that amends, supplements, or supersedes that section.

     2.09 Committee. "Committee" means the Compensation Committee or other committee of the Board duly appointed to administer the Plan and having such powers as the Board shall specify. Unless the powers of the Committee have been specifically limited, the Committee shall have all of the powers of the Board granted herein, including, without limitation, the power to amend or terminate the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law.

     2.10 Common Stock. "Common Stock" means the common stock, par value $0.001 per share, of the Company.

     2.11 Company. "Company" means Bullion River Gold Corp., a Nevada corporation, and any successor company.

     2.12 Date of Grant. "Date of Grant" means the date designated by the Board as the date as of which it grants an Award, which shall not be earlier than the date on which the Board approves the granting of the Award.

     2.13 Disability. "Disability" means a total and permanent disability that, due to physical or mental illness, injury, or disease, renders a Participant unable to perform any services for the Company and, in the opinion of a qualified physician designated by the Board, the disability is expected to be permanent and continuous during the remainder of the Participant's life.

     2.14  Effective Date.  "Effective Date" is defined in Section 1.02 above.

     2.15 Exchange Act. "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     2.16 Exercise Price. "Exercise Price," with respect to Options, shall have the meaning set forth in Section 6.01(b) below.

     2.17 Fair Market Value. "Fair Market Value" means, as of any applicable date: (i) if the Common Stock is listed on a national securities exchange or is authorized for quotation on the Nasdaq National Market System ("NMS"), the closing sales price of the Common Stock on the exchange or NMS, as the case may be, on that date, or, if no sale of the Common Stock occurred on that date, on the next preceding date on which there was a reported sale; or (ii) if none of the above apply, the closing bid price as reported by the Nasdaq SmallCap Market on that date, or if no price was reported for that date, on the next preceding date for which a price was reported; or (iii) if none of the above apply, the last reported bid price published in the "pink sheets" or displayed on the National Association of Securities Dealers, Inc. ("NASD"), Electronic Bulletin Board, as the case may be; or (iv) if none of the above apply, the fair market value of the Common Stock as determined in good faith by the Board in whatever manner it considers appropriate, provided that Fair Market Value is determined in a manner to avoid the deferral of compensation under Code Section 409A.

     2.18 Plan. "Plan" means this Bullion River Gold Corp. Stock Incentive Plan and as it may be amended.

     2.19 Incentive Stock Option. "Incentive Stock Option" means a stock option within the meaning of Code Section 422.

     2.20 Merger. "Merger" means any merger, reorganization, consolidation, share exchange, transfer of assets, or other transaction having a similar effect involving the Company.

     2.21 Non-Qualified Stock Option. "Non-Qualified Stock Option" means a stock option which is not an Incentive Stock Option.

     2.22 Option. "Option" means all Non-Qualified Stock Options and Incentive Stock Options granted at any time under the Plan.

     2.23 Participant. "Participant" means a person designated to receive an Award under the Plan in accordance with Section 5.01 below.

     2.24 Restricted Stock Award "Restricted Stock Award" means a grant of shares of Common Stock to an Eligible Person under Section 7 hereof that are issued subject to such vesting and transfer restrictions as the Committee shall determine and set forth in an Award Agreement.

     2.25 Rule 16b-3. "Rule 16b-3" means Rule 16b-3 promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act, as the same may be amended from time to time, and any successor rule.

     2.26 Subsidiary. "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time as of which a determination is being made, each corporation other than the last corporation in the unbroken chain owns stock possessing fifty percent or more of the total combined voting power of all classes of stock in another corporation in the chain.

     2.27 Termination of Services. "Termination of Services" means: (a) with respect to Participants who are employees of the Company, the termination of a Participant's employment with the Company for any reason, including death, Disability, retirement, or as the result of the divestiture of the Participant's employer or any similar transaction in which the Participant's employer ceases to be the Company and its Affiliates; (b) with regard to a member of the Board who is not an employee, the date on which the individual ceases to be a member of the Board for any reason; and (c) with regard to consultants, advisors and any other Participant who is neither an employee nor a member of the Board, the termination of a business relationship, for any reason, between the Participant and the Company and its Affiliates. In such case, a Termination of Services shall be deemed to have occurred as of the date written notice to that effect is given to the Participant. The Board shall, in its discretion, determine the effect of all matters and questions relating to Termination of Services, including, but not by way of limitation, the question of whether a leave of absence constitutes a Termination of Services.

                                   Article III
                                 Administration
                                 --------------

     3.01  Administration by Board.

          (a) Duties and Authority. The Plan shall be administered by the Board. The Board shall have exclusive and final authority in each determination, interpretation, or other action affecting the Plan and its Participants. The Board shall have the sole discretionary authority to interpret the Plan, to establish and modify administrative rules for the Plan, to impose conditions and restrictions on Awards that it determines appropriate, to make all factual determinations relating to the Plan, and to take steps in connection with the Plan and Awards granted under it that the Board may deem necessary or advisable. The Board may, subject to compliance with applicable legal requirements, delegate its powers and authority under the Plan as it deems appropriate to a subcommittee or designated officers or employees of the Company. Actions taken by the Board, and any delegations by the Board to designated officers or employees, under this Section 3.01 shall comply with Section 16(b) of the Exchange Act, the performance based provisions of Code Section 162(m), and the regulations promulgated under each of such statutory provisions, or the respective successors to such statutory provisions or regulations, as in effect from time to time, to the extent applicable.

          (b) Indemnification. Each person who is or shall have been a member of the Board or an officer of the Company to whom authority was delegated in accordance with the Plan shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf; provided, however, that the foregoing indemnification shall not apply to any loss, cost, liability, or expense that is a result of his or her own willful misconduct. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or Bylaws, conferred in a separate agreement with the Company, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

                                   Article IV
                                      Stock
                                      -----

     4.01 Number of Shares Issuable. The total number of shares of the Company's Common Stock authorized to be issued under the Plan is Four Million (4,000,000) shares. No more than Four Million (4,000,000) shares of Common Stock may be issued under the Incentive Plan as Incentive Stock Options. The number of shares available for issuance under the Plan shall be subject to adjustment in accordance with Section 8.06 below. The shares to be offered under the Plan shall be authorized and unissued shares of Common Stock, or issued shares of Common Stock that have been reacquired by the Company.


                                    Article V
                                  Participation
                                  -------------

     5.01 Eligible Participants. Participants in the Plan shall be employees, directors, consultants and advisors of the Company that the Board, in its sole discretion, may designate from time to time. The Board's designation of a Participant in any year shall not require the Board to designate the person to receive Awards in any other year. The Board shall consider those factors it deems pertinent in selecting Participants and in determining the types and amounts of their respective Awards. Subject to adjustment in accordance with
Section 8.06, in any calendar year, no Participant shall be granted Awards in respect of more than 500,000 shares of Common Stock. The foregoing limitation shall not apply to the extent that it is no longer required in order for compensation in connection with grants of Awards under this Plan to be treated as "performance-based compensation" under Code Section 162(m) and, if no longer required, a change in such limitation shall not be subject to stockholder approval as required under Section 8.15 of this Plan. For purposes of this
Article V, the term "employee" shall include a prospective employee who holds an outstanding offer of regular employment on specific terms from the Company or an Affiliate. If an Incentive Stock Option is granted to a prospective employee, the date when his or her service as an employee commences shall be deemed to be the Date of Grant of such Incentive Stock Option for all purposes under the Plan. No Award granted to a prospective employee shall become exercisable or vested unless and until his or her service as an employee commences.

                                   Article VI
                                  Stock Options
                                  -------------

     6.01 Option Awards.

          (a) Grant of Options. The Board may grant, to Participants whom the Board may select, Options entitling the Participants to purchase shares of Common Stock from the Company in the amount, at the price, on the terms, and subject to the conditions, not inconsistent with the terms of the Plan, that may be established by the Board. The terms of any Option granted under the Plan shall be set forth in an Award Agreement.

          (b) Exercise Price of Options. The Exercise Price of each option for purchase of shares of Common Stock under any Option granted under the Plan shall be determined by the Board and shall be set forth in the Award Agreement. Incentive Stock Options shall have an Exercise Price equal to or greater than the Fair Market Value of the Common Stock subject to the Option as of the date of the grant of the Option. Non-Qualified Stock Options may have an Exercise Price equal to, greater than or less than the Fair Market Value of the Common Stock subject to the Option as of the date of the grant of the Option.

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

          (c) Designation of Options. Except as otherwise expressly provided in the Plan, the Board may designate an Option as an Incentive Stock Option or a Non-Qualified Stock Option at the time the grant is made; provided, however, that an Option may be designated as an Incentive Stock Option only if the applicable Participant is an employee of the Company on the Date of Grant.

          (d) Special Incentive Stock Option Rules. No Participant may be granted Incentive Stock Options under the Plan (or any other plans of the Company) that would result in Incentive Stock Options to purchase shares of Common Stock with an aggregate Fair Market Value (measured on the Date of Grant) of more than $100,000 first becoming exercisable by the Participant in any one calendar year. Notwithstanding any other provision of the Plan to the contrary, the Exercise Price of each Incentive Stock Option granted to any person who, at the time the Option is granted, owns stock (including stock owned by application of the constructive ownership rules in Code Section 424(d)) possessing more than 10% of the total combined voting power of all classes of stock of the Company shall be equal to or greater than 110% of the Fair Market Value (on the Date of Grant) of the Common Stock subject to the Incentive Stock Option and the Incentive Stock Option by its terms shall not be exercisable for more than five years from the Date of Grant.

          (e) Rights as a Stockholder. A Participant or a transferee of an Option pursuant to Section 8.04 below shall have no rights as a stockholder with respect to the shares of Common Stock covered by an Option until that Participant or transferee becomes the holder of record of the shares, and no adjustment shall be made to the shares of Common Stock for dividends in cash or other property or distributions of other rights on the Common Stock for which the record date is prior to the date on which that Participant or transferee became the holder of record of any of the shares covered by the Option; provided, however, that Participants are entitled to share adjustments to reflect capital changes under Section 8.06.

     6.02 Terms of Stock Options.

          (a) Conditions on Exercise. An Award Agreement with respect to Options may contain any waiting periods, vesting dates, exercise dates, and restrictions on exercise (including, but not limited to, periodic installments) that may be determined by the Board at the time of grant.

          (b) Duration of Options. Options shall terminate after the first to occur of the following events:

               (i) expiration of the Option as provided in the related Award Agreement;

               (ii) termination of the Award as provided in Section 6.02(e), following the applicable Participant's Termination of Services; and

               (iii) ten years from the Date of Grant (five years in certain cases, as described in Section 6.01(d)).

          (c) Acceleration of Exercise Time. The Board, in its sole discretion, shall have the right (but shall not in any case be obligated), exercisable at any time after the Date of Grant, to permit the exercise of any Option prior to the time the Option would otherwise vest under the terms of the related Award Agreement.

          (d) Extension of Exercise Time. In addition to the extensions permitted under Section 6.02(e) below in the event of Termination of Services, the Board, in its sole discretion, shall have the right (but shall not in any case be obligated), exercisable on or at any time after the Date of Grant, to permit the exercise of any Option after its expiration date described in Section 6.02(e), subject, however, to the limitations described in Section 6.02(b)(iii) above.

          (e) Exercise of Options Upon Termination of Services. Unless a Participant's Award Agreement provides otherwise, the following rules shall govern the treatment of Options upon Termination of Services:

               (i) Termination of Options Upon Termination of Services.

                    (A) Termination For Cause. In the event of a Participant's
                        Termination of Services for Cause, the right of the Participant to exercise any unexercised portion of an Option, whether vested or unvested, shall terminate immediately and the Participant shall have no further rights with respect to such Option.

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

                    (B) Termination Other Than For Cause or Due to Death or
                        Disability. In the event of a Participant's Termination of Services for any reason other than for Cause or due to death or Disability, the right of the Participant to exercise any vested Option shall, unless the exercise period is extended by the Board in accordance with
                        Section 6.02(d) above, terminate upon the earlier of:
                        (I) ninety (90) days after the date of the Termination of Services; and (II) the date of expiration of the Option determined pursuant to Sections 6.02(b)(i) or
                        (iii) above.

                    (C) Death or Disability. In the event of a Participant's
                        Termination of Services by reason of death or Disability, the right of the Participant to exercise any vested Option shall, unless the exercise period is extended by the Board in accordance with Section 6.02(d) above, terminate upon the earlier of: (I) one year after the date of the Termination of Services; and (II) the date of expiration of the Option determined pursuant to Sections 6.02(b)(i) or (iii) above.

               (ii) Termination of Unvested Options Upon Termination of Services. To the extent the right to exercise an Option, or any portion of an Option, has not vested as of the date of Termination of Services, the right shall expire on the date of Termination of Services regardless of the reason for the Termination of Services.

     6.03 Exercise Procedures. Each Option granted under the Plan shall be exercised by written notice to the Company that must be received by the officer or employee of the Company designated in the Award Agreement at or before the close of business on the expiration date of the Award. The Exercise Price of shares purchased upon exercise of an Option granted under the Plan shall be paid in full in cash by the Participant pursuant to the Award Agreement; provided, however, that the Board may (but shall not be required to) permit payment to be made by delivery to the Company of either (a) shares of Common Stock held by the Participant for at least six months or (b) any combination of cash and Common Stock or (c) any other consideration that the Board deems appropriate and in compliance with applicable law (including payment in accordance with a cashless exercise program under which, if so instructed by a Participant, shares of Common Stock may be issued directly to the Participant's broker or dealer upon receipt of an irrevocable written notice of exercise from the Participant). In the event that any shares of Common Stock are transferred to the Company to satisfy all or any part of the Exercise Price, the part of the Exercise Price deemed to have been satisfied by the transfer of shares of Common Stock shall be equal to the product derived by multiplying the Fair Market Value as of the date of exercise times the number of shares of Common Stock transferred to the Company. The Participant may not transfer to the Company in satisfaction of the Exercise Price any fractional share of Common Stock. Any part of the Exercise Price paid in cash upon the exercise of any Option shall be added to the general funds of the Company and may be used for any proper corporate purpose. Unless the Board otherwise determines, any shares of Common Stock transferred to the Company as payment of all or part of the Exercise Price upon the exercise of any Option shall be held as treasury stock.

     6.04 Change in Control. The Board may in its discretion provide in the Award Agreement that in the event of a Change in Control, all Options outstanding on the date of the Termination of Services that have not previously vested or terminated under the terms of the applicable Award Agreement shall be immediately and fully exercisable. The provisions of this Section 6.04 shall not be applicable to an Options granted to a Participant if any Change in Control results from such Participant's beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of Common Stock.

     6.05 No Option Repricing. Without the approval of stockholders, the Company shall not reprice any Options. For purposes of this Plan, the term "reprice" shall mean lowering the exercise price of previously awarded Options within the meaning of Item 402(h) under Securities and Exchange Commission Regulation S-B (including canceling previously awarded Options and regranting them with a lower exercise price).

                                   Article VII
                             Restricted Stock Awards
                             -----------------------

     7.01 Grant of Restricted Stock Awards. A Restricted Stock Award may be granted to any Eligible Participant selected by the Board. The Board may require the payment by the Participant of a specified purchase price in connection with any Restricted Stock Award.

     7.02 Vesting Requirements. The restrictions imposed on shares granted under a Restricted Stock Award shall lapse in accordance with the vesting requirements specified by the Board in the Award Agreement. Such vesting requirements may be based on the continued Service of the Participant with the Company or its Subsidiaries for a specified time period (or periods) or on the attainment of specified performance goals established by the Board in its discretion. If the vesting requirements of a Restricted Stock Award shall not be satisfied, the Award shall be forfeited and the shares of Common Stock subject to the Award shall be returned to the Company. Notwithstanding the foregoing, the Board may accelerate the vesting of a Restricted Stock Award at any time.

     7.03 Restrictions. Shares granted under any Restricted Stock Award may not be transferred, assigned or subject to any encumbrance, pledge, or charge until all applicable restrictions are removed or have expired. Failure to satisfy any applicable restrictions shall result in the subject shares of the Restricted Stock Award being forfeited and returned to the Company. The Board may require in an Award Agreement that certificates representing the shares granted under a Restricted Stock Award bear a legend making appropriate reference to the restrictions imposed, and that certificates representing the shares granted or sold under a Restricted Stock Award will remain in the physical custody of an escrow holder until all restrictions are removed or have expired.

     7.04 Rights as Shareholder. Subject to the foregoing provisions of this
Article VII and the applicable Award Agreement, the Participant shall have all rights of a shareholder with respect to the shares granted to the Participant under a Restricted Stock Award, including the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto. The Board may provide in an Award Agreement that dividends and distributions with regard to unvested shares will be held by the Company or an escrow agent and paid to the Participant only at the times of vesting or other payment of the Restricted Stock Award.

     7.05 Section 83(b) Election. If a Participant makes an election pursuant to
Section 83(b) of the Code with respect to a Restricted Stock Award, the Participant shall file, within 30 days following the Date of Grant, a copy of such election with the Company and with the Internal Revenue Service, in accordance with the regulations under Section 83 of the Code. The Board may provide in an Award Agreement that the Restricted Stock Award is conditioned upon the Participant's making or refraining from making an election with respect to the Award under Section 83(b) of the Code.

                                  Article VIII
              Terms Applicable to All Awards Granted under the Plan
              -----------------------------------------------------

     8.01 Plan Provisions Control Award Terms. The terms of the Plan shall govern all Awards granted under the Plan, and the Board may not grant any Award under the Plan that contains terms that are contrary to any of the provisions of the Plan. In the event any provision of any Award granted under the Plan conflicts with any term in the Plan as constituted on the Date of Grant of the Award, the term in the Plan as constituted on the Date of Grant of the Award shall control. Except as provided in Sections 8.03 and 8.06 below, the terms of any Award granted under the Plan may not be changed after the Date of Grant of the Award in a manner that would materially decrease the value of the Award without the express written approval of the Participant.

     8.02 Award Agreement. No person shall have any rights under any Award granted under the Plan unless and until the Company and the Participant to whom the Award was granted have executed and delivered an Award Agreement or the Participant has received and acknowledged notice of the Award authorized by the Board expressly granting the Award to the Participant and containing provisions setting forth the terms of the Award.

     8.03 Modification of Award After Grant. No Award granted under the Plan to a Participant may be modified (unless the modification does not materially decrease the value of that Award) after its Date of Grant except by express written agreement between the Company and the Participant, provided that any change (a) may not be inconsistent with the terms of the Plan, and (b) shall be approved by the Board.

     8.04 Limitation on Transfer. Except as may be provided in the applicable Award Agreement, a Participant's rights and interest under the Plan may not be assigned or transferred other than by will or the laws of descent and distribution and, during the lifetime of a Participant, only the Participant personally (or the Participant's personal representative) may exercise rights under the Plan. The Participant's Beneficiary may exercise the Participant's rights to the extent they are exercisable under the Plan following the death of the Participant. Not withstanding the foregoing, to the extend permitted under
Section 16(b) of the Exchange Act with respect to Participants subject to such Section, the Board may grant Non-Qualified Stock Options that are transferable without payment of consideration, to the immediate family members of the Participant or to trusts or partnerships for such family members, and the Board may also amend outstanding Non-Qualified Stock Options to provide for such transferability.

     8.05 Taxes. The Company shall be entitled, if the Board deems it necessary or desirable, to withhold (or secure payment from the Participant in lieu of withholding) the amount of any withholding or other tax required by law to be withheld or paid by the Company regarding any amount payable and/or shares issuable under the Participant's Award or regarding any income recognized upon a disqualifying disposition (i.e., a disposition prior to the expiration of the required holding periods) of shares received pursuant to the exercise of an Incentive Stock Option, and the Company may defer payment of cash or issuance of shares upon exercise or vesting of an Award unless indemnified to its satisfaction against any liability for any taxes. The amount of the withholding or tax payment shall be determined by the Board and shall be payable by the Participant in cash at the time the Board determines; provided, however, that with the approval of the Board, the Participant may elect to meet his or her withholding requirement, in whole or in part, by having withheld from the Award at the appropriate time that number of shares of Common Stock, rounded up to the next whole share, the Fair Market Value of which is equal to the amount of withholding taxes due. In the case of Participants who are subject to Section 16 of the Exchange Act, the Board may impose such limitations and restrictions as it deems necessary or appropriate with respect to the delivery or withholding of shares of Common Stock to meet tax withholding obligations.

     8.06 Adjustments to Reflect Capital Changes.

          (a) Recapitalization. The number and kind of shares subject to outstanding Awards, the Exercise Price for the shares, the number and kind of shares available for Awards subsequently granted under the Plan, and the maximum number of shares that can be awarded to any Participant in any calendar year shall be appropriately adjusted to reflect any stock dividend, stock split, combination or exchange of shares, Merger, consolidation, or other change in capitalization with a similar substantive effect upon the Plan or the Awards granted under the Plan. The Board shall have the power and sole discretion to determine the amount of the adjustment to be made in each case.

          (b) Merger. After any Merger in which the Company is the surviving corporation, each Participant shall, at no additional cost, be entitled to receive, upon any exercise of an Option (in lieu of the number of shares of Common Stock receivable or exercisable pursuant to the Award prior to the Merger) the number and class of shares or other securities to which the Participant would have been entitled pursuant to the terms of the Merger if, at the time of the Merger, the Participant had been the holder of record of a number of shares of Common Stock equal to the number of shares of Common Stock which would have been receivable or exercisable pursuant to the Award immediately prior to the effectiveness of the Merger. Comparable rights shall accrue to each Participant in the event of successive Mergers in which the Company is the surviving corporation. In the event of a Merger in which the Company is not the surviving corporation or pursuant to which a majority of the shares which are of the same class as the shares that are subject to outstanding Options are exchanged for, or converted into, or otherwise become shares of another corporation or other consideration, the surviving, continuing, successor, or purchasing corporation, as the case may be (the "Acquiring Corporation"), will either assume the Company's rights and obligations under outstanding Award Agreements or substitute awards of the Acquiring Corporation's stock for outstanding Awards, provided, however, that if the Acquiring Corporation does not assume or substitute for the outstanding Awards, the Board may, in its sole discretion, provide prior to the Merger that any unexercisable and/or unvested portion of the outstanding Awards shall be immediately exercisable and vested as of a date prior to the Merger, as the Board so determines. The exercise and/or vesting of any Award that is permitted solely by reason of this paragraph shall be conditioned upon the consummation of the Merger. Any Options that are not assumed by the Acquiring Corporation or not exercised as of the date of the Merger shall terminate as of the effective date of the Merger.

          (c) Options to Purchase Stock of Acquired Companies. After any Merger in which the Company or a Subsidiary is a surviving corporation, the Board may grant substituted Options under the provisions of the Plan, pursuant to Code Section 424, replacing old options granted under a plan of another party to the Merger whose shares of stock to be issued under the old options may no longer be issued following the Merger. These provisions shall be applied to the old options and any appropriate adjustments to the Options shall be determined by the Board in its sole discretion. Any adjustments under this paragraph may provide for the elimination of any fractional shares that might otherwise become subject to any Options.

     8.07 No Right to Continued Service. No employee, consultant, advisor or other person shall have any claim of right to be granted an Award under the Plan. Neither the Plan nor any action taken under it shall be construed as giving any employee, consultant, advisor or other person any contractual employment rights with the Company and/or its Subsidiaries or rights to provide consulting or other services to the Company and/or its Subsidiaries, as the case may be.

     8.08 Awards Not Includable for Benefit Purposes. Payments received by a Participant pursuant to the provisions of the Plan shall not be included in the determination of benefits under any pension, group insurance, or other benefit plan applicable to the Participant that is maintained by the Company, except as may be provided under the terms of those plans or determined by the Board.

     8.09 Governing Law. This Plan shall be interpreted, construed, and enforced and its construction and performance shall be governed by the internal laws of the State of Nevada.

     8.10 No Strict Construction. No rule of strict construction shall be implied against the Company, the Board, or any other person in the interpretation of any of the terms of the Plan, any Award granted under the Plan, or any rule or procedure established by the Board that relates to the Plan.

     8.11 Compliance with Rule 16b-3. It is intended that, unless the Board determines otherwise, Awards granted under this Plan are intended to be eligible for exemption under Rule 16b-3. The Board is authorized to amend the Plan and to make any such modification to Award Agreements to comply with Rule 16b-3, as it may be amended from time to time, and to make any other such amendments or modifications as it deems necessary or appropriate to better accomplish the purposes of the Plan in light of any amendments made to Rule 16b-3.

     8.12 Registration. No Option shall be exercisable unless a registration statement with respect to the Option is effective or the Company has determined that such registration is unnecessary. Unless the shares of Common Stock covered by this Plan have been registered under the Securities Act of 1933, as amended, or the Company has determined that such registration is unnecessary, each person receiving shares pursuant to any Award may be required by the Company to give a representation in writing that such person is acquiring such shares for his or her own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof.

     8.13 Captions. The captions and Section headings used in this Plan are for convenience only, do not constitute a part of the Plan, and shall not be deemed to limit, characterize, or affect in any way any provision of the Plan, and all provisions of the Plan shall be construed as if no captions or headings had been used in the Plan.

     8.14 Severability. Each part of this Plan is intended to be several. If any term, covenant, condition, or provision of this Plan is determined by a court of competent jurisdiction to be illegal, invalid, or unenforceable for any reason whatsoever, that determination shall not affect the legality, validity, or enforceability of the remaining parts of this Plan, and all remaining parts shall be legal, valid, and enforceable and have full force and effect as if the illegal, invalid, and/or unenforceable part had not been included.

     8.15 Amendment and Termination.

          (a) Amendment. The Board shall have complete power and authority to amend the Plan at any time and for any reason, provided, however, that the Board shall not, without the requisite affirmative approval of shareholders of the Company, make any amendment which requires shareholder approval under the Code or under any other applicable law or rule of any stock exchange which lists the Common Stock. No amendment of the Plan may, without the consent of the Participant to whom any Award has previously been granted under the Plan, materially adversely affect the rights of the Participant under that Award; provided however, no such consent shall be required to the extent that the Board determines that the amendment is necessary or desirable to maintain the Plan as a plan which does not provide for the deferral of compensation under Code Section 409A.

          (b) Termination. The Board shall have the right and the power to terminate the Plan at any time and for any reason. No Award shall be granted under the Plan after the termination of the Plan, but the termination of the Plan shall not affect any Award outstanding at the time of the termination of the Plan.